SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

_____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   December 1, 2014

CONTANGO ORE, INC
(Exact Name of Registrant Specified in Charter)

Delaware	001-35770	27-3431051
(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

3700 Buffalo Speedway, Suite 925
Houston, Texas	77098
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:   (713) 877-1311

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01              Changes in Registrant’s Certifying Accountant

(a)           Previous Independent Accountant

UHY LLP (“UHY”) served as Contango ORE, Inc.’s (the “Company”) independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ended June 30, 2014.  On December 1, 2014, UHY informed the Company that effective on that date, its Texas practice had been acquired by BDO USA, LLP (“BDO”) (the “UHY Transaction”).  As a result of the UHY Transaction, UHY resigned as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2015.

The reports of UHY on the financial statements of the Company as of and for fiscal years ended June 30, 2013 and 2014 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended June 30, 2013 and 2014 and through the effective date of the UHY Transaction, there were no disagreements with UHY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to UHY’s satisfaction would have caused UHY to make reference thereto in connection with its report on the financial statements for such periods. During the fiscal years ended June 30, 2013 and 2014 and through the effective date of the UHY Transaction, there were no reportable events of the types described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided UHY with a copy of the foregoing disclosure and requested UHY to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein. A copy of the letter furnished by UHY, dated December 3, 2014, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)           New Independent Accountant

As a result of the UHY Transaction, the Audit Committee of the Company appointed BDO as the successor independent registered public accounting firm on December 1, 2014.  Prior to such appointment, the Company had not consulted with BDO with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matter or reportable events listed in Items 304(a)(2)(i) and (iii) of Regulation S-K.

Item 8.01              Other Events

The Company has fixed January 8, 2015 as the date for its annual meeting of stockholders, and December 1, 2014 as the record date for the 2015 annual meeting.

A copy of the press release announcing the record date and annual meeting date is attached to this Current Report as Exhibit 99.1 and incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

16.1	Letter dated December 3, 2014 from UHY LLP to the Securities and Exchange Commission regarding change in certifying accountant of the Company.

99.1	Press Release dated December 2, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Contango ORE, Inc.

By:	/s/ Leah Gaines
Name:	Leah Gaines
Title:	Vice President and Chief Financial Officer

Dated: December 3, 2014

Exhibit Index

Exhibit

16.1	Letter dated December 3, 2014 from UHY LLP to the Securities and Exchange Commission regarding change in certifying accountant of the Company.

99.1	Press Release dated December 2, 2014